Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, August 1, 2023 — Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on July 13, 2023 (ex-date July 12, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	July 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.008	0.9%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	0.104	11.5%
Return of Capital (or other Capital Source)	0.150	100.0%	0.788	87.6%

Total Distribution	$0.150	100.0%	$0.900	100.0%

(1)	Fiscal year started February 1, 2023

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

June 30, 2023
Average Annual Total Return on NAV for the 5-year period (2)	11.70%
Annualized Current Distribution Rate (3)	9.04%
Fiscal YTD Cumulative Total Return on NAV (4)	3.94%
Fiscal YTD Cumulative Distribution Rate (5)	3.77%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represents inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section of www.virtus.com.

Cusip: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, September 1, 2023 — Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on August 11, 2023 (ex-date August 10, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	August 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.008	0.8%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	0.104	9.9%
Return of Capital (or other Capital Source)	0.150	100.0%	0.938	89.3%

Total Distribution	$0.150	100.0%	$1.050	100.0%

(1)	Fiscal year started February 1, 2023

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

July 31, 2023
Average Annual Total Return on NAV for the 5-year period (2)	11.95%
Annualized Current Distribution Rate (3)	8.95%
Fiscal YTD Cumulative Total Return on NAV (4)	5.78%
Fiscal YTD Cumulative Distribution Rate (5)	4.48%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represents inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, October 2, 2023 — Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on September 11, 2023 (ex-date September 8, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	September 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.008	0.7%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	0.104	8.7%
Return of Capital (or other Capital Source)	0.150	100.0%	1.088	90.6%

Total Distribution	$0.150	100.0%	$1.200	100.0%

(1)	Fiscal year started February 1, 2023.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

August 31, 2023
Average Annual Total Return on NAV for the 5-year period (2)	11.04%
Annualized Current Distribution Rate (3)	9.22%
Fiscal YTD Cumulative Total Return on NAV (4)	3.52%
Fiscal YTD Cumulative Distribution Rate (5)	5.38%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represents inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, November 1, 2023 — Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on October 12, 2023 (ex-date October 11, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	October 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.008	0.6%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	0.104	7.7%
Return of Capital (or other Capital Source)	0.150	100.0%	1.238	91.7%

Total Distribution	$0.150	100.0%	$1.350	100.0%

(1)	Fiscal year started February 1, 2023.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

September 29, 2023
Average Annual Total Return on NAV for the 5-year period (2)	9.69%
Annualized Current Distribution Rate (3)	9.66%
Fiscal YTD Cumulative Total Return on NAV (4)	-0.48%
Fiscal YTD Cumulative Distribution Rate (5)	6.44%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represents inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

# # #

Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, December 1, 2023 — Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on November 13, 2023 (ex-date November 10, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	November 2023 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.008	0.5%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	0.104	6.9%
Return of Capital (or other Capital Source)	0.150	100.0%	1.388	92.6%

Total Distribution	$0.150	100.0%	$1.500	100.0%

(1)	Fiscal year started February 1, 2023.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

October 31, 2023
Average Annual Total Return on NAV for the 5-year period (2)	8.75%
Annualized Current Distribution Rate (3)	10.00%
Fiscal YTD Cumulative Total Return on NAV (4)	-3.08%
Fiscal YTD Cumulative Distribution Rate (5)	7.50%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represent inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

# # #

Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, January 2, 2024 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on December 11, 2023 (ex-date December 8, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	December 2023 (MTD)		Fiscal Year-to-Date (YTD)(1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.008	0.5%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	0.104	6.3%
Return of Capital (or other Capital Source)	0.150	100.0%	1.538	93.2%

Total Distribution	$0.150	100.0%	$1.650	100.0%

(1)	Fiscal year started February 1, 2023.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

November 30, 2023
Average Annual Total Return on NAV for the 5-year period (2)	10.86%
Annualized Current Distribution Rate (3)	9.25%
Fiscal YTD Cumulative Total Return on NAV (4)	5.57%
Fiscal YTD Cumulative Distribution Rate (5)	7.71%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represent inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

# # #

Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, January 30, 2024 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on January 12, 2024 (ex-date January 11, 2024).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	January 2024 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$—	0.0%	$0.008	0.4%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	0.099	66.1%	0.203	11.3%
Return of Capital (or other Capital Source)	0.051	33.9%	1.589	88.3%

Total Distribution	$0.150	100.0%	$1.800	100.0%

(1)	Fiscal year started February 1, 2023.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

December 29, 2023
Average Annual Total Return on NAV for the 5-year period (2)	11.94%
Annualized Current Distribution Rate (3)	8.88%
Fiscal YTD Cumulative Total Return on NAV (4)	10.81%
Fiscal YTD Cumulative Distribution Rate (5)	8.14%

(2)

Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions. AIO incepted October 31, 2019, and thus returns represent inception to date returns.

(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92838Y100

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